                                      LEASE

                                     Between

                      INDIAN HILL PROPERTIES, INC., LESSOR

                                       and

                   TELECOMMUNICATIONS ASSOCIATES GROUP, INC.,

                                    LEASE


         THIS LEASE, executed this 24th day of November, 1997, by and between Indian Hills Properties, Inc., an Ohio corporation (hereinafter "Lessor"), and Telecommunications Associates Group, Inc. an Ohio corporation (hereinafter "Lessee").

                                 WTTNESSETH:

                                  SECTION 1
                           EXHIBITS AND DEFINITIONS

         A. The following listed exhibits are attached to and made a part of this Lease:

         Exhibit "A" -- The plot plan showing the Building of which the Demised Premises, hereinafter defined, are a part.

         Exhibit "B" -- Statement of Lessee re:  Lease.

         B. The term "Common Areas" means the parking areas, access roads and facilities which may be furnished by Lessor and which are located adjacent to the Demised Premises, the employee parking areas, the truckways, driveways, loading docks and areas, pedestrian sidewalks and walkways, ramps, landscaped and planting areas, retaining walls, stairways, and all other areas and improvements which may be provided and/or changed from time to time by the Lessor for the general use in common of the tenants, their officers, agents, employees, and customers and all lighting facilities incident thereto, as such areas and facilities may be changed from time to time by Lessor.

         C. The term "Demised Premises" shall mean the area of the Building leased to the Lessee by the Lessor on a parcel of land located at the northwest comer of Euclid Avenue and East 191st Street in the City of Euclid, County of Cuyahoga and State of Ohio, and consisting of approximately Eight Thousand Four Hundred (8400) square feet, more or less, of a one-floor store suite which is part of a multi-tenant shopping center designated as part of the property outlined in red on Exhibit "A" attached hereto and made apart hereof, together with the building and improvements and use of the Common Areas all constructed thereon on Lessor's property in Euclid, Ohio.

         D. The term "Building" means the building of which the Demised Premises are a part



                                                              ----------------
                                                               J.C. Vilanueva

                                                              ----------------
                                                               Ronald J. Carr

         E. The term "Building Site" means the location of the Building of which the Demised Premises are a part and Common Areas.

         F. The term "pro-rata share" shall be determined by comparing the square footage of the Demised Premises to the then current square footage of all other buildings located on the property of which the Demised Premises are a part.

                                   SECTION 2
                                DEMISED PREMISES

         The Lessor, for and in consideration of the payment of the rent and the performance by Lessee of the covenants and agreements as hereinafter set forth, does hereby demise, let and lease unto the Lessee, and Lessee does hereby accept from Lessor the following property described and outlined in red on Exhibit "A" attached hereto and made a part hereof, together with the building and improvements and use of the Common Areas as further provided herein, all as constructed thereon on Lessor's property in Euclid, Ohio, all of which is hereinafter sometimes referred to as the "Demised Premises."

                                  SECTION 3
                                TERM OF LEASE

         To have and to hold the Demised Premises unto Lessee for a term of Seven (7) years (with one (1) additional Five (5) year option term as provided in section 31.) commencing the first day of January, 1998.

                                  SECTION 4
                                     RENT

         Base Rent. Lessee covenants and agrees to pay Lessor at Lessor's office or such other place as Lessor may from time to time designate, as rent for the Demised Premises without abatement, deduction or set-off and without demand, unless otherwise provided herein, the sum of Seventy Nine Thousand Eight Hundred Dollars ($79,800) per year, said sum to be payable in equal monthly installments of Six Thousand Six Hundred Fifty Dollars ($6,650.00), on the first day of each and every month in advance, during each of the Seven (7) years of the term, and thereafter in the event Lessee shall extend its term by exercise of the option provided in section 31, Lessee covenants and agrees to pay Lessor as rent for the Demised Premises the sum of Ninety Two Thousand Four Hundred Dollars ($92,400.00) per year, said sum to be payable in equal monthly installments of Seven Thousand Seven Hundred Dollars ($7,700.00), on the first day of each and every month in advance, during each of the Five (5) years of such option.




                                       2                      ----------------
                                                               J.C. Vilanueva

                                                              ----------------
                                                               Ronald J. Carr

                                  SECTION 5
                               USE OF PREMISES

         A. Lessee covenants and agrees that the Demised Premises during the term hereof shall be occupied and used for the sole purpose of a Security and Emergency Response Enterprise.

         B. Lessee covenants and agrees to use, maintain and occupy the Demised Premises in a careful, safe and proper manner and will not permit waste therein. Lessee will keep the Demised Premises and appurtenances and the adjoining areas and sidewalks in a clean, safe and healthy condition and further agrees to clean the snow and ice from the sidewalks contiguous to the Demised Premises. Lessee will not permit the Demised Premises to be used in any way which will injure the reputation of the same.

         C. Lessee covenants and agrees not to use or occupy or suffer or permit the Demised Premises or any part thereof to be used or occupied for any purpose contrary to law or to the rules or regulations of any public authority. If Lessee shall install any electrical equipment that overloads the lines in the Demised Premises, Lessee shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities, having jurisdiction thereover.

                                  SECTION 6
                                 ALTERATIONS

         A. Lessee covenants and agrees not to make or permit to be made any alterations, improvements and additions to the Demised Premises or any part thereof except by and with the written consent of Lessor first had.

         B. All alterations, improvements and additions to the Demised Premises permitted to be made by Lessee shall be made in accordance with all applicable laws and, except for removable trade fixtures, shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Lessor and shall remain for the benefit of Lessor at the end of the term or other expiration of this Lease in as good order and condition as they were when installed, reasonable wear and tear excepted: provided, however, if prior to the termination of this Lease, or within fifteen (15) days thereafter Lessor so directs by written notice to Lessee, the Lessee shall promptly remove the additions, improvements, fixtures and installations which were placed in the Demised Premises by Lessee and which are designated in said notice and repair any damage occasioned by such removal and in default thereof Lessor may effect said removals and repairs at Lessee's expense.


                                       3                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

         C. In the event of the making of such alterations, improvements and additions as herein provided Lessee further agrees to indemnify and save harmless the Lessor from all costs, expenses, liens, claims or damages arising out of, or resulting from the undertaking or making of said alterations, additions or improvements.

                                  SECTION 7
                       MAINTENANCE OF DEMISED PREMISES

         A. Lessor shall maintain, at its expense, the roof, exterior walls, excepting any doors or windows therein, and any structural portions of the Demised Premises, making repairs thereto becoming necessary during the term unless occasioned by any act or negligence of Lessee, its agents, contractors, invitees or employees, in which event such damage shall be promptly repaired by Lessee at Lessee's sole cost and expense.

         B. Lessee covenants and agrees to keep and maintain the Demised Premises in good order, condition and repair, and to promptly make all repairs or replacements becoming necessary during the term including, but without limitation, repairs or replacements of windows, doors, glass (which shall be replaced with glass of the same size and quality), electrical, plumbing and sewage lines and fixtures within the Demised Premises, and all heating, air conditioning and ventilating equipment and ducts and vents attached thereto, including any of such equipment which may, with Lessor's consent, be mounted on the roof of the Demised Premises, interior walls, floor covering and ceilings and all docks, fire extinguishers and building appliances of every kind. During the term of this Lease, Lessee shall, if available, maintain at its sole expense, service contracts covering the items to be maintained by Lessee.

         C. On default of Lessee in making any repairs or replacements required to be made by Lessee hereunder or in maintaining the Demised Premises, Lessor may, but shall not be required to make such repairs or replacements or to maintain the Demised Premises for the Lessee's account, and the expense thereof shall constitute and be collectible as additional rent, payable by Lessee on demand, or, at Lessor's election, together with the next installment of rent due hereunder.

                                  SECTION 8
                               ADDITIONAL RENT

         Lessee shall pay Lessor as additional rent, upon demand, for Lessee's pro-rata share as defined in Section I hereof, Lessor's actual and direct costs for operating expenses incurred during the term of this Lease and any extension hereof in respect of the operation and maintenance of the Building, in accordance with generally accepted principles of sound management and accounting practices, as applied to the operation and maintenance of shopping centers, including without limitation thereof, cost of cleaning, any and all liability and casualty


                                       4                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
insurance, materials and supplies, labor, utilities, heat, air conditioning, repairs and maintenance, window washing, snow and ice removal, security, landscaping, rubbish removal, and other services and expenses of Lessor relating to the building and Common Areas including property management and Lessor's administrative costs in charging the operating expenses to Lessee.

                                  SECTION 9
                                 COMMON AREAS

         Lessor hereby grants to Lessee and Lessee's employees, agents, customers and invitees the right, during the term hereof, to use, in common with other tenants, employees and invitees entitled to the use thereof, the Common Areas within the limits of the Building Site, provided Lessee is not in default of any of the terms and conditions of this Lease. Lessor shall operate, manage and maintain, in good condition and repair, during the term of this Lease, all Common Areas within the Building Site. The manner in which areas and facilities shall be maintained and the expenditures therefor shall be at the sole discretion of the Lessor and use of such areas and facilities shall be subject to such reasonable regulations as Lessor shall make from time to time. Lessor shall have the right, from time to time and at any time to change the location and/or number of the parking spaces available for such use and/or to erect future buildings, stores or other facilities or to expand, extend or enlarge existing facilities on the Building Site or in the Common Areas, provided in any such event that a minimum parking ratio of four (4) parking spaces per 1,000 square feet of gross leaseable area shall at all times be maintained unless otherwise consented to by Lessee, which consent shall not be unreasonably withheld. Lessee agrees to cause its employees to park in such areas as may be designated by Lessor for employee parking.

                                  SECTION 10
                                  UTILITIES

         A. Lessee covenants and agrees to pay for all public utility services rendered or furnished to the Demised Premises during the term hereof, including heat, water, gas, electricity, rubbish removal, sewer rental and the like, together with all taxes levied or other charges on such utilities. Lessee shall not permit any accumulation of rubbish or debris in the Demised Premises or permit any loose rubbish or debris to be placed or remain outside the Demised Premises, but shall cause such rubbish and debris to be placed in a closed container and removed from the Building Premises at Lessee's sole cost and expense.

         B. Lessee covenants and agrees that at all times its use of any such services shall never exceed the capacity of the mains, feeders, ducts and conduits bringing same to the Demised Premises or of the outlets, risers, wiring, piping, duct work or other means of distribution of such service within the Demised Premises.





                                       5                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

                                   SECTION 11
                                 LESSEE'S TAXES

         Lessee further covenants and agrees to pay promptly when due all taxes assessed against Lessee's fixtures, furnishings, equipment and stock-in-trade placed in or on the Demised Premises during the term of this Lease.

                                   SECTION 12
                                 MECHANIC'S LIEN

         Any mechanic's lien filed against the Demised Premises or Lessor's other property for work claimed to have been done or for materials claimed to have been furnished to Lessee shall be discharged by Lessee within twenty (20) days after receipt of notice of its filing by bonding or as provided or required by law or in any other lawful manner.

                                   SECTION 13
                         DESTRUCTION OF DEMISED PREMISES

         A. If the Demised Premises shall be destroyed or so injured by any cause as to be unfit, in whole or in part, for occupancy and such destruction or injury could be substantially repaired within two (2) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Demised Premises nor shall Lessee's liability to pay rent under this Lease cease without the mutual consent of the parties hereto; but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall substantially complete such repairs within two (2) months from the happening of such destruction or injury, and if during such period Lessee shall be unable to use all or any portion of the Demised Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Demised Premises of which Lessee shall be so deprived of the use on account thereof.

         B. If such destruction or injury cannot be substantially repaired within two (2) months from the happening thereof, Lessor shall notify Lessee within thirty (30) days after receiving notice of the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall terminate. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be completed, and Lessee shall have the option, within thirty (30) days after the receipt of such notice, to elect either to terminate this Lease, and subject to Paragraph C hereof, to be released from further liability hereunder or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Demised Premises are, to the extent reasonably possible, restored to their former condition. In the event Lessee elects to extend the term of this Lease, Lessor shall restore the Demised






                                       6                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

Premises to their former condition, to the extent reasonably possible, within the time specified in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Demised Premises are so restored to their former condition, or until Lessee opens for business, whichever shall first occur.

         C. Notwithstanding anything herein stated to the contrary, if such damage or destruction is caused by or the result of any act or negligence of Lessee or its employees, agents or invitees, Lessee shall not be relieved of its obligation to payment hereunder and unless Lessor elects to terminate this Lease, this Lease shall not be terminated; but Lessor shall in no event be obligated to repair or rebuild the same unless Lessor receives payment from Lessee for such rebuilding costs through insurance proceeds or otherwise in an amount sufficient and adequate to complete such repairs or rebuilding.

                                   SECTION 14
                       TRADE FIXTURES IN DEMISED PREMISES

         A. Removable trade fixtures paid for and supplied by Lessee shall not be deemed to become a part of the Demised Premises unless so affixed to the realty as to damage the same in removal. Lessee shall, at the expiration of the term hereof, remove all of its trade fixtures which can be moved without costly injury to, or undue defacement of the Demised Premises, provided all rents stipulated herein are paid in full and Lessee is not otherwise in default hereunder, and provided further than any and all damage to the Demised Premises resulting from or caused by such removal shall be promptly repaired at Lessee's expense.

         B. Lessee covenants and agrees that all personal property of every kind or description which may at any time be in the Demised Premises shall be at Lessee's sole risk, or at the risk of those claiming under Lessee, and Lessor shall not be liable for any damage to said property or loss suffered by the business or occupation of Lessee arising from the bursting, overflowing or leaking of water, sewer or steam pipes, from the heating or plumbing fixtures, from electric wires, from gas or odors caused in any manner whatsoever.

                                   SECTION 15
                           ACCESS TO DEMISED PREMISES

         A. Lessee covenants and agrees to permit Lessor and Lessor's agents to inspect and examine the Demised Premises at any reasonable time to permit Lessor to make such repairs, decorations, alterations, improvements or additions in and to the Demised Premises, that Lessor may deem desirable or necessary for its preservation or which Lessee has failed so to do, and for other reasonable purpose without the same being construed as an eviction of Lessee in whole or in part, and the rent shall in no way abate while such decorations, repairs, alterations,





                                       7                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
improvements or additions are being made by reason of loss or interruption of the business of Lessee because of the prosecution of such work..

         B. Lessor and its agents shall also have the right to enter upon the Demised Premises for a period commencing one hundred eighty (180) days prior to the termination of this Lease for the purpose of exhibiting the same to prospective tenants or purchasers. During said period Lessor may place signs in or upon the Demised Premises to indicate the same are for rent or sale, which signs shall not be removed, obliterated or hidden by Lessee.

         C. If, during the last month of the term of this Lease, Lessee shall have removed all or substantially all of Lessee's property therefrom, Lessor may immediately enter and alter, renovate or redecorate the Demised Premises without elimination or abatement of rent or other compensation and such action shall have no effect on this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Lessor any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Demised Premises except in this Lease otherwise provided.

                                   SECTION 16
                          SURRENDER OF DEMISED PREMISES

         A. Lessee covenants and agrees to deliver up and surrender to Lessor possession of the Demised Premises upon expiration of this Lease, or its earlier termination as herein provided, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease, or may have been put by the Lessor during the continuance thereof, ordinary wear and tear and damage by fire or the elements not caused by the negligence or act of the Lessee or its agents, employees or invitees excepted, it being understood and agreed that acceptance of delivery of the Demised Premises shall be deemed conclusive evidence that the Demised Premises were in good order and condition at the commencement of the term of this Lease.

         B. Prior to Lessee's vacating or delivering up the Demised Premises to Lessor, Lessee shall, at Lessee's cost and expense, remove all property of Lessee and all alterations, additions and improvements as to which Lessor shall have made pursuant to the election provided for in Section 6 hereof, and shall repair any damage to the Demised Premises caused by such removal and restore the Demised Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed and as to which Lessor shall have not made said election, shall be deemed to have been abandoned by Lessee and may be retained or disposed of by Lessor, as Lessor shall desire. Lessee's obligation to observe or perform this covenant shall survive the expiration or termination of the term of this Lease.


                                       8                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

                                   SECTION 17
                        INDEMNITY AND INSURANCE BY LESSEE

         A. Lessee covenants and agrees that it will protect and save harmless and keep the Lessor forever harmless and indemnified against and from any penalty, damages, charges or cost imposed or resulting from any violation of any law, order of governmental agency or ordinance, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from all claims, losses, costs, damages or expenses arising out of or from any accident or other occurrence on or about the Demised Premises causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify, save and keep harmless the Lessor against and from any and all claims and against and from any and all losses, costs, damages or expenses arising out of any failure of Lessee in any respect to comply with or perform all the requirements and provisions of this Lease.

         B. Lessee agrees that, at its own cost and expense, it will procure and continue in force, in the names of the Lessor, Lessor's mortgagee(s) and Lessee as their interests may appear, general liability and casualty insurance against any and all claims for injuries to persons occurring in, upon or about the Demised Premises and Common Areas, including all damage from signs, glass awnings, fixtures or other appurtenances now or hereafter erected on the Demised Premises during the term of this Lease, such insurance at all times to be in an amount of not less than Two Hundred Thousand Dollars ($200,000.00) for injury to any one person and not less than One Million Dollars ($1,000,000.00) for injuries to more than one person in one accident, and One Hundred Thousand Dollars ($100,000.00) for injury to property. Such insurance shall be written with a company or companies authorized to engage in the business of general liability insurance in the State of Ohio, and there shall be delivered to Lessor customary insurance certification evidencing such paid-up insurance and copies of the policies. Such insurance shall further provide that the same may not be cancelled, terminated or modified unless the insurer gives Lessor and Lessor's mortgagee(s) at least fifteen (15) days prior written notice thereof.

         C. The above-mentioned insurance certifications are to be provided by Lessee, and shall be for a period of not less than one (1) year, it being understood and agreed that fifteen (15) days prior to the expiration of any policy of insurance Lessee will deliver to Lessor a renewal or new policy to take the place of the policy expiring, with the further agreement that, should Lessee fail to furnish policies as is provided in this Lease, and at the times herein provided, Lessor may obtain such insurance and the premiums on such insurance shall be deemed additional rent to be paid by Lessee unto Lessor upon demand




                                       9                      ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

                                   SECTION 18
                            ASSIGNMENT AND SUBLETTING

         A. Lessee covenants and agrees not to assign this Lease or to sublet the whole or any part of the Demised Premises, or to permit any other persons to occupy same without the written consent of the Lessor first had, which shall not be unreasonably withheld, references elsewhere herein to as signees not withstanding. No consent of Lessor to a particular assignment or subletting shall be deemed a consent to further assignments or subletting. Any assignment or subletting, even with the consent of the Lessor, shall not relieve Lessee from liability for payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease and shall not constitute consent to the assignment of this Lease or subletting of the Demised Premises.

         B. Since Lessee is a corporation, then any transfer of this Lease from Lessee by merger, consolidation or liquidation, or any change in ownership or power to vote of a fifty percent or greater majority of Lessee's outstanding voting stock shall constitute an assignment for the purpose of this Lease and shall require the written consent of Lessor first having been obtained.

         C. An assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights to any assignee, without the written consent of the Lessor first having been obtained.

                                   SECTION 19
                                 EMINENT DOMAIN

         A. In the event the Demised Premises or any part thereof or the Building Site shall be taken or condemned either permanently or temporarily for any public or quasi public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the entire compensation award therefor, both leasehold and reversion, shall belong to the Lessor without any deduction therefrom for any present or future estate of Lessee and Lessee hereby assigns to Lessor all its right, title and interest to any such award. Lessee shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for fixtures and other equipment installed by it, but only if such award shall be in addition to the award for the land and the building (or portion thereof) containing the Demised Premises.

         B. If the entire Demised Premises shall be taken as aforesaid, then this Lease shall terminate and shall become null and void from the time possession thereof is required for public use and from that date on the parties hereto shall be released from further obligation hereunder:


                                       10                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
but in the event a portion only of the Demised Premises shall be so taken or condemned, then Lessor, at its own expense, shall repair and restore, to the extent reasonably possible, the portion not affected by the taking and thereafter the rental to be paid by Lessee shall be equitably and proportionately adjusted.

         C. Any such appropriation or condemnation proceedings shall not operate as or be deemed an eviction of Lessee or a breach of Lessor's covenant for quiet enjoyment.

                                   SECTION 20
                                DEFAULT BY LESSEE

         All rights and remedies of Lessor herein enumerated shall be cumulative, and none shall exclude any other rights or remedies allowed by law. Lessee covenants and agrees that if:

         A. Lessee shall fail, neglect or refuse to pay any installment of rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such default should continue for a period of more than ten (10) days; or

         B. Any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Lessee, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Lessee insolvent or unable to pay Lessee's debts, and the same shall not be dismissed or discharged within thirty (30) days thereafter; or

         C. Lessee makes any assignment of its property for the benefit of creditors or should the Demised Premises be taken under a levy of execution or attachment in any action against Lessee and such levy, attachment or assignment is not dismissed or discharged within thirty (30) days: or

         D. Lessee shall cease business operations, abandon or vacate the Demised Premises or shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained, covenanted and agreed to be kept and performed by it, and in the event any such default shall continue for a period of more than fifteen (15) days after notice thereof given in writing to Lessee by Lessor; provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Lessee shall be deemed to have complied with such notice so long as it has commenced to comply with said notice or has taken and continues to diligently pursue all proper steps or proceedings under the circumstances to prevent the seizure, destruction, alteration or other interference with the Demised Premises by reason of






                                       11                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
noncompliance with the requirements of any law or ordinance or with the rules, regulations, or directions of any governmental authority as the case may be:

then Lessee does hereby authorize and fully empower Lessor or Lessor's agent to cancel or annul this Lease at once and to re-enter and take possession of the Demised Premises immediately, and by force if necessary, without any previous notice of intention to re-enter, and to remove all persons and their property therefrom, and to use such force and assists in effecting and perfecting such removal of Lessee as may be necessary and advisable to recover at once first and exclusive possession of the Demised Premises whether in possession of Lessee or of third persons or otherwise, without being deemed guilty in any manner of trespass and without prejudice to any remedies which might otherwise be used by Lessor, in which event this Lease shall terminate and Lessee shall indemnify the Lessor against all loss of rent which Lessor may incur by reason of such termination during the residue of the term therein specified.

         Lessor may, however, at its option, at any time after such default or violation of condition or covenant, re-enter and take possession of the Demised Premises without such re-entry working a forfeiture of the rents to be paid and the covenants, agreements and conditions to be kept and performed by Lessee for the full term of this Lease. In such event, Lessor shall have the right, but not the obligation, to divide or subdivide the Demised Premises in any manner Lessor may determine and to lease or let the same or portions thereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Lessor may elect, applying the net rentals from such letting first to the payment of Lessor's expenses (including attorney's fees) incurred in dispossessing Lessee and reletting the Demised Premises and the cost and expense of making such improvements in the Demised Premises as may be necessary in order to enable Lessor to relet the same, and to the payment of any brokerage commissions or other necessary expenses of Lessor in connection with such reletting. The balance, if any, shall be applied by Lessor from time to time on account of the payments due or payable by Lessee hereunder, with the right reserved to Lessor to bring such action or proceedings for the recovery of any deficits remaining unpaid as Lessor may deem favorable from time to time, without being obligated to await the end of the term hereof for the final determination of Lessee's account. Any balance remaining, however, after full payment and liquidation of Lessor's account as aforesaid shall be paid to Lessee with the right reserved to Lessor at any time to give notice in writing to Lessee of Lessor's election to cancel and terminate this Lease and the giving of such notice and the simultaneous payment by Lessor to Lessee of any credit balance in Lessee's favor that may at the time be owing to Lessee shall constitute a final and effective cancellation and termination of this Lease and the obligations hereunder on the part of either party to the other.





                                       12                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

                                   SECTION 21
                           WAIVER OF LESSEE'S DEFAULT

         No waiver of any covenant or condition or of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance of any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Lessor at any time when Lessee is in default under any covenant or condition hereof be construed as a waiver of such default or of Lessor's right to terminate this Lease on account of such default, nor shall any waiver or indulgence granted by Lessor to Lessee be taken as an estoppel against Lessor, it being expressly understood that if at any time Lessee shall be in default in any of its covenants or conditions hereunder an acceptance by Lessor of rental during the continuance of such default or the failure on the part of Lessor promptly to avail itself of such rights or remedies as Lessor may have, shall not be construed as a waiver of such default, but Lessor may at any time thereafter, if such default continues, terminate this Lease or assert any other rights or remedies available to it on account of such default in the manner hereinbefore provided.

                                   SECTION 22
                                DEFAULT BY LESSOR

         Lessor shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Lessor shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default) after notice to Lessor by Lessee properly specifying wherein Lessor has failed to perform any such obligations.

         Further, if the holder of record of the first mortgage covering the Demised Premises shall have given prior written notice to Lessee that it is the holder of said first mortgage and that such notice includes the address at which notices to such mortgagee are to be sent, the Lessee agrees to give to the holder of record of such first mortgage notice simultaneously with any notice given to Lessor to correct any default of Lessor as hereinabove provided and agrees that the holder of record of such first mortgage shall have the right, within sixty (60) days after receipt of said notice, to correct or remedy such default before Lessee may take any action under this Lease by reason of such default. Lessor shall also give to the holder of such first mortgage copies of any notices of default which is may give or send to Lessee.

         Notwithstanding anything herein stated to the contrary, if Lessor shall fail to perform any covenant, term or condition of this Lease upon Lessor's part to be performed and as a consequence of such default Lessee or any person claiming through Lessee suffers any loss, injury or damage, it is specifically understood and agreed that Lessor (its principals, successors, assigns and partners, if any) shall not have any personal liability therefor, Lessee hereby agreeing



                                       13                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
to look solely to the equity of Lessor (its successors, assigns and partners, if any in the Demised Premises for the satisfaction of each and every remedy of Lessee or any person claiming through Lessee in the event of such failure by Lessor.

                                   SECTION 23
                                  SUBORDINATION

         The Lessor reserves the right an privilege to subject and subordinate this Lease to all ground or underlying leases and all mortgages, which may now or hereafter affect the Demised Premises, and to any and all advances to be made thereunder and all renewals, modifications, consolidations, replacements and extensions thereof. Lessee covenants and agrees to execute promptly any certificate that lessor may request in confirmation of such subordination and Lessee hereby constitutes and appoints Lessor as Lessee's attorney-in-fact to execute any such certificate for or on behalf of the Lessee.

                                   SECTION 24
                         ESTOPPEL CERTIFICATE BY LESSEE

         Lessee agrees at any time and from time to time, upon not less than ten
(10) days' prior written request by the Lessor, to execute and acknowledge and deliver to Lessor a written statement similar to Exhibit "B" certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

                                   SECTION 25
                                  TERM "LESSOR"

         The term "Lessor" as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner for the time being of the Demised Premises. If the Demised Premises or underlying lease, if any, be sold or transferred, the Seller shall be automatically and entirely released of all covenants and obligations under this lease from and after the date of such conveyance or transfer, provided the purchaser on such sale has assumed and agreed to carry out all covenants and obligations contained in this Lease to be performed on the part of Lessor hereunder, it being hereby agreed that the covenants and obligations contained in this Lease shall be binding upon Lessor, its successors and assigns, only during their respective successive periods of ownership.

                                   SECTION 26



                                       14                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

                                  HOLDING OVER

         If Lessee shall remain in possession of all or any part of the Demised Premises after the expiration of the term of this Lease or any renewal thereof, with the consent of Lessor, then Lessee shall be deemed a Lessee of the Premises from month-to-month at two times the most recent rental payable by Lessee hereunder and subject to all of the terms and provisions hereof, except only as to the term of this Lease.

                                   SECTION 27
                                 QUIET ENJOYMENT

         Lessor covenants and agrees that if Lessee pays the rental and other charges herein provided and shall perform all of the covenants an :1 agreements herein stipulated to be performed on the Lessee's part, Lessee shall, at all times during said term, have the peaceable and quiet enjoyment and possession of the Demised Premises without any manner of hindrance from Lessor or any persons lawfully claiming through Lessor, except as to such portion of the Demised Premises as shall be taken under the power of eminent domain or condemnation.

                                   SECTION 28
                              WAIVER OF SUBROGATION

         Neither the Lessor nor the Lessee shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the Demised Premises, or the condition thereof, or of the adjoining property, whether or not caused by the negligence or other fault of the Lessor or the Lessee or of their respective agents, employees, subtenants, licensees, or assignees; provided, however, that this release shall apply only to the extent that such business interruption, loss or damage to property, or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects the Lessor or the Lessee or both. Nothing in this Section shall be construed to impose any other or greater liability upon either the Lessor or the Lessee than would have existed in the absence hereof. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible.

                                   SECTION 29
                                REAL ESTATE TAXES

         As part of the consideration for this Lease and in addition to the rent hereinbefore provided, Lessee shall pay its pro-rata share as defined in Section 1, Paragraph F, of all taxes and assessments, both general and special, levies and governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary ("Taxes"), assessed, imposed or



                                       15                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
levied upon the Building Site during the term of this Lease and any extension or renewal thereof, prorated on a daily basis for any partial year. Such payment shall be made by Lessee by delivering to Lessor, contemporaneously with the monthly installments of rent payable by Lessee, an amount equal to one-twelfth of the Taxes. If the Taxes for the then current year have been fixed. Lessee shall pay Lessor monthly installments equal to one-twelfth of the amount thereof contemporaneously with the monthly installment of rent payable hereunder, and if such Taxes have not been fixed, then Lessee shall pay to Lessor an estimated tax amount determined by Lessor in monthly installments equal to one-twelfth of the estimated tax amount. If, upon the determination of the amount of the Taxes, the total amount of funds deposited by Lessee hereunder are not sufficient to pay the Taxes then due, then Lessee agrees to remit to Lessor an amount equal to the shortage promptly upon receipt of a statement therefor from the Lessor. In the event Lessee has deposited funds with Lessor for the payment of the Taxes for such year in excess of the amount required to pay the Taxes for such year, then the overage shall be credited to the next month's deposit to be made by Lessee for Taxes hereunder.

                                   SECTION 30
                               LESSOR'S INSURANCE

         During the term of this Lease and any renewal or extension there of, Lessee shall reimburse Lessor for its pro rata share as defined in section 1, Paragraph F, of the cost of all general liability and casualty insurance carried by Lessor covering the Building Site, including, but not by way of limitation, property insurance on the building and Lessor's contents to the full insurable value thereof, if any, rental value insurance, and war risk insurance, if available all of same insuring against the perils of fire, extended coverage, and special extended coverage or their equivalent.

                                   SECTION 31
                                     OPTION

         Lessee shall have an option to renew this lease for one (1) additional lease term for a period of Five (5) years upon the same terms and conditions except as to rent and the further right of renewal. To exercise said option Lessee shall give Lessor notice in writing if its election to exercise the option at least ninety (90) and not more than one hundred eighty (180) days prior to the expiration of the original term. The rent for the additional term shall be at the rates set forth in section 4, without right to appraisal.

                                   SECTION 32
                                      SIGNS

         Lessee may, at its sole cost and expense, erect a sign, with or without illumination, at the Demised Premises identifying its place of business; provided, however, the location, type,



                                       16                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
content, design and size of such sign shall conform with all local sign ordinances and permit requirements and further provided Lessee shall have obtained Lessor's prior written consent thereof.

                                   SECTION 33
                                  FORCE MAJEURE

         In the event that Lessor or Lessee shall be delayed, hindered in or prevented from the performance of any act required hereunder (other than the payment of rent and other charges payable by Lessee) by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, riots, insurrection, the act, failure to act or default of the other party, war or any other reason beyond the reasonable control of the party who is seeking additional time for the performance of such act, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a reasonable period, in no event to exceed a period equivalent to the period of such delay.

                                   SECTION 34
                               TITLES OF SECTIONS

         The titles of the sections throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this instrument.

                                   SECTION 35
                                     NOTICES

         Any bill, statement, notice, communication or payment which Lessor or Lessee may desire, or be required to give to the other party shall be in writing and shall be sent to the other party by registered or certified mail to the following addresses or to such other address as either party shall have designated to the other by like notice, and the time of the rendition of such shall be when same is deposited in an official United States Post Office, postage prepaid:

                  Lessor:

                              1541 East 191st Street
                              Euclid, Ohio 44117

                              Attn:  Mr. Juan C. Villanueva, President

                  Lessee





                                        17                     ---------------
                                                               J.C. Villanueva

                                                               --------------
                                                               Ronald J. Carr

                              1541 East 191st Street
                              Euclid, Ohio 44117

                              Attn:  Mr. Ronald J. Carr, President

                                   SECTION 36
                               DEFINITION OF TERMS

         As used in this lease and when required by the context, each number (singular or plural) shall include all numbers, and each gender shall include all genders: and unless the context otherwise requires, the word "person" shall include individuals, corporations, firms, associations, partnerships and any other type of entity.

                                   SECTION 37
                       INVALIDITY OF PARTICULAR PROVISIONS

         If any term or provision of this lease or the application thereof to any person or circumstance shall to nay extent be invalid or unenforceable, the other terms of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Leases shall be valid and be enforced to the fullest extent permitted by law.

                                   SECTION 38
                               PROVISIONS BINDING

         Except as herein otherwise expressly provided, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors, and permitted assigns, respectively, of the Lessor and the Lessee. Each term and provision of this Lease to be performed by the Lessee shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to assignment by Lessee, but has reference only to those instances in which Lessor may have given written consent to a particular assignment as required by Section 18 hereof.

                                   SECTION 39
                             RELATIONSHIP OF PARTIES

         Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Lessee, it being expressly understand and agreed that neither the computation of rent and other charges nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to




                                        18                     ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr
create any relationship between Lessor and Lessee other than the relationship of landlord and tenant.

                                   SECTION 40
                               NET LEASE PROVISION

         It is the intention of Lessor and Lessee that the rent herein specified shall be net to Lessor in each year during the term of this Lease or any extension thereof, and that all costs, expenses, and obligations of every kind relating to the Demised Premises and Lessee's pro rata share of Common Area charges (except as otherwise specifically provided in this Lease) which may arise or become due during the term of this Lease, shall be paid by the Lessee, and that the Lessor shall be indemnified by the Lessee against such costs, expenses and obligations.

                                   SECTION 41
                                SHORT-FORM LEASE

         The parties will, at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a short form of lease, setting forth a description of the Demised Premises, the term of the Lease and any other portions thereof, excepting the rental provisions, as either party may request. This Lease shall not be recorded.

                                   SECTION 42
                               COMPLETE AGREEMENT

         This writing contains the entire agreement between the parties hereto, and no agent, representative, salesman or officer of Lessor hereto has authority to make or has made any statement, agreement or representation, oral or written in connection herewith, modifying, adding or changing the terms and conditions herein set forth. No dealings between the parties or custom shall be permitted to contradict various additions to or modify the terms hereof. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto.

IN TESTIMONY WHEREOF, the Lessor and Lessee have caused this Lease to be signed, in triplicate, upon the day and year first above written.

SIGNED IN THE PRESENCE OF:                      INDIAN HILLS PROPERTIES, INC.,
                                                an Ohio corporation "Lessor"


---------------------------------------
WITNESS




                                      19                       ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

--------------------------------
WITNESS
                                                 By:
                                                    ----------------------------
                                                    Juan Villanueva
                                                    its President




                                                 Telecommunications Associates
                                                 Group, Inc. an Ohio Corporation
                                                 "Lessee"


--------------------------------
WITNESS

--------------------------------
WITNESS
                                                 By:
                                                    ----------------------------
                                                    Ronald J. Carr
                                                    its President
















                                  20                           ----------------
                                                               J.C. Villanueva

                                                              ----------------
                                                               Ronald J. Carr

                                   EXHIBIT "A"

                                   EXHIBIT "B"

                        STATEMENT OF LESSEE IN RE: LEASE

Gentlemen

The undersigned as Lessee under a certain Lease date the day of November, 1997, made with Indian Hills Properties, Inc., as Lessor, hereby certifies that the undersigned entered into occupancy of the Premises described in Said Lease on the first day of January, 1998; that said lease is in full force and effect and has not been modified, supplemented or amended in any way; that the same represents the entire agreement between the parties to such Lease Agreement; that all conditions under said Lease to be performed by Lessor have been satisfied, and that on this date there are no existing defenses or offset which the undersigned has against the enforcement of said Lease by the Lessor; that no rental has been paid in advance; that any rental due to this date has been paid.


                                              Very Truly yours,

                                              Telecommunications Associates
                                              Group, Inc.



                                              By:
                                                 -------------------------------
                                                     Its President



Dated:
      ---------------------------------

                                LEGAL DESCRIPTION
                               for Shopping Center


                          Permanent Parcel No. 646-20-3

And known as being part of Original Euclid Township Lot No. 9, Gore Tract and Part of Original Euclid Township Lot No. 50, Tract 10 and bounded and described as follows:

Beginning on the Old centerline of Euclid Avenue at its intersection with the centerline of East 191st Street, 50 feet wide, as dedicated by plat recorded in Volume 198 of Maps, page 69 of Cuyahoga County Records.

Course I. Thence North 44 degrees 50'45" West along the centerline of said East 191st Street 52.36 feet to the northwesterly line of said Euclid Avenue, 86 feet wide.

Course II. Thence South 45 degrees 09' 14" West along the northwesterly line of said Euclid Avenue 45.00 feet to the southerly end of a curved turnout between the northwesterly line of said Euclid Avenue and the southwesterly line of said East 191st Street.

Course III. Thence northerly along said turnout on a curved line deflecting to the left and arc distance of 31.42 feet to the southwesterly line of said East 191st Street, said curved line having a radius of 20.00 feet and a chord which bears North 00 degrees 09' 14" East 28.28 feet.

Course IV. Thence North 44 degrees 50'46" West along the southwesterly line of said East 191st Street 501.35 feet to an angle therein.

Course V. Thence North 45 degrees 31' 21" West continuing along the southwesterly line of said East 191st Street 249.79 feet to a point.

Course VI. Thence South 44 degrees 28' 39" West parallel to the southeasterly line of land conveyed to the Board of Commissioners of Cuyahoga County by deed dated December 5, 1978 and recorded in Volume 15202, Page 881 of Cuyahoga County Records, 400.95 feet to the southwesterly line of land conveyed to Clevite Corporation by deed dated May 16, 1967 and recorded in Volume 12118, Page 949 of Cuyahoga County Records.

Course VII. Thence North 45 degrees 31' 21 " East along the southwesterly line of land conveyed to Clevite Corporation as aforesaid 812.29 feet to its intersection with said Old centerline of Euclid Avenue.

Course VIII. Thence North 46 degrees 58' 05" East along said centerline of Euclid Avenue 129.96 feet to an angle therein.

Course IX. Thence North 45 degrees 37' 40" East along said Old centerline of Euclid Avenue 289.42 feet to the place of beginning be the same more of less but subject to all legal highways.

                                ADDENDUM TO LEASE

         Reference is made to that certain Lease by and between Indian Hills Properties Inc., as Lessor, and Telecommunications Associates Group, Inc., a wholly owned subsidiary of Security Associates International, Inc., as Lessee, dated November __ 1997 but effective January 1, 1998 (the "Lease"). Section 4 of the Lease is hereby amended to include the following:

         SECURITY DEPOSIT. Lessee shall pay Lessor a non-interest bearing security deposit equal to twelve (12) months rent totalling Seventy-Nine Thousand Eight Hundred Dollars and 00/100 ($79,800.00) upon execution of the Lease. Lessee will be refunded three-fourths (3/4) of the security deposit as a rent rebate and applied to rent payments then due in accordance with the following schedule: (a) twenty-five percent (25%) of the deposit for the months of January, February and March, 2000; (b) twenty-five percent (25%) of the deposit for the months of January, February and March 2002; and, (c) twenty-five percent (25%) of the deposit for the months of January, February and March 2004. The remaining twenty-five percent (25%) of the security deposit ($19,950.00) shall remain with Lessor through the term of the Lease, its termination, or any extension or renewal thereof.

         Except to the extent modified herein, all other terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Addendum as of the __ day of November, 1997.

                                                     "LESSEE"

                                                     TELECOMMUNICATIONS
                                                     ASSOCIATES GROUP., a wholly
                                                     owned subsidiary of
                                                     Security Associates
                                                     International, Inc.


                                                     By:
                                                        ------------------------
                                                     Its:
                                                         -----------------------

                                                     "LESSOR"

                                                     INDIAN HILLS PROPERTIES,
                                                     INC., an Ohio Corporation





                                                     By:
                                                        ------------------------
                                                     Its:
                                                         -----------------------



                                       2